EUGENE	MEDFORD	BEND
OREGON ANALYTICAL SERVICES 541-505-9193	KenevirResearch 541-668-7444	Cannalytical Research 541-382-2760

We're pleased to announce our family of labs, now working together to offer exceptional service and competitive pricing throughout Oregon



FULL COMPLIANCE TESTING SERVICES

PESTICIDE • CANNABINOID & TERPENE PROFILING
RESIDUAL SOLVENTS • MICROBIOLOGICAL
OHA APPROVED

ASK ABOUT VOLUME DISCOUNTS AND CONTRACT PRICING

ONLINE ORDERING AND REPORTING NOW AVAILABLE

CONFIDENT CANNABIS

EVIOLABS

Learn more about the EVIO family of labs
www.eviolabs.com
888-544-EVIO (3846)